Exhibit 10.13a

                             LIGHTSPACE CORPORATION

                 AMENDMENT NO. 1 TO UNIT SUBSCRIPTION AGREEMENT

     THIS AMENDMENT NO. 1, dated as of the 30th day of April, 2007 by and among the Investors (as defined below) who have signed this Amendment 1 (the "Participating Investors") and LIGHTSPACE CORPORATION, a Delaware corporation (referred to herein as the "Company").

                              W I T N E S S E T H:

     WHEREAS, the parties wish to amend the Unit Subscription Agreement, dated as of April 11, 2007 (the "Original Unit Subscription Agreement") by and among the Investors as defined therein and the Company (as amended hereby the "Unit Subscription Agreement"),

     WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Original Unit Subscription Agreement,

     WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase, up to six hundred thousand (600,000) Units, having the terms set forth in the Original Subscription Agreement; and

     WHEREAS, Griffin Securities, Inc. is entitled to receive the brokerage commission identified in Section 3.2 in its capacity as financial advisor to the Company.

     NOW THEREFORE, in consideration of the mutual promises, representations and warranties made each to the other, it is hereby agreed that the Unit Subscription Agreement is hereby amended and supplemented as follows:

         1. The Participating Investors hereby consent to the amendment of the Original Unit Subscription Agreement pursuant to this Amendment.

     2. Section 1.1(a) of the Original Unit Subscription Agreement is hereby amended so as to be and read in its entirety as follows:

          "1.1. Sale and Issuance of Securities.

               (a) The Company shall sell to the Investors and the Investors shall purchase from the Company, up to 600,000 Units, at a price per Unit equal to $6.40. The Shares sold as part of the Units are referred to as the "Purchased Shares" and the Unit Warrants sold as part of the Units are referred to as the "Purchased Warrants" and collectively with the Purchased Shares, the "Securities"."

     3. The  Participating  Investors and the Company  hereby agree that Section
2.6 of the Original Unit Subscription Agreement shall be and read in its entirety as follows:

               "2.6. Brokers and Finders. Except for Griffin Securities, Inc., which shall receive (i) a cash commission of 5% of the aggregate Purchase Price of the Securities and (ii) a five year warrant exercisable to purchase at the Purchase Price a number of Units equal to 10% of the number of Units sold hereunder, the Company has not retained any broker, investment banker or finder in connection with the Contemplated Transactions."

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     4. The  Participating  Investors and the Company  hereby agree that Section
3.2 of the Unit Subscription Agreement shall be and read in its entirety as follows:

               "3.2. Brokers and Finders. Investor has either not retained an investment banker, broker or finder, or has provided the name and information concerning such entity to the Company on or prior to the applicable Closing Date."

     5. Except as explicitly amended as set forth in this Amendment, the terms and provisions of the Original Unit Subscription Agreement shall continue in full force and effect. This Amendment shall be effective when duly executed by the Company and the Participating Investors holding a majority of the Purchased Shares.

     6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute a single instrument.

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                                 Signature Page
                                       to
       Lightspace Corporation Amendment No. 1, dated as of April 30, 2007 to Unit Subscription Agreement, dated April 11, 2007

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.


                                      THE COMPANY:

                                      LIGHTSPACE CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      PARTICIPATING INVESTOR


                                      Date:

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


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